Exhibit 10.2

Execution Version

CONSENT AND AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT TO CREDIT AGREEMENT (this “Consent”) dated as of March 13, 2024, is entered into among DELUXE CORPORATION, a Minnesota corporation (the “Borrower”), each other Guarantor party hereto (together the Borrower, the “Credit Parties”) and JPMOrgan CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent and collateral agent, are party to the Credit Agreement, dated as of June 1, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders consent to the release of Specified Collateral (as defined below) and the ability to pledge such Specified Collateral (as defined below) under the Receivables Facility (as defined below) (collectively, the “Specified Consent”);

WHEREAS, the Borrower has entered into a Purchase and Sale Agreement, dated as of the date hereof (the “Purchase and Sale Agreement”), among the Borrower, Originators (as defined therein) and Deluxe Receivables LLC, to enter into a receivables facility (the “Receivables Facility”), as permitted under Section 6.03(x) of the Credit Agreement;

WHEREAS, the release of certain collateral in respect of the Receivables Facility requires the consent of the Lenders under the Credit Agreement; and such collateral consists exclusively of the items listed on Schedule A hereto (the “Specified Collateral”);

WHEREAS, the parties hereto desire to grant the Specified Consent; and

WHEREAS, Section 9.02 of the Credit Agreement permits the Borrower and the Required Lenders to enter into certain waivers, amendments and/or modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Consent, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Consent refer to the Credit Agreement.

Section 2.      Limited Consent. The Borrower requests that the Lenders grant, and the Lenders party hereto (which constitute at least the Required Lenders) do hereby grant, the Specified Consent. This Consent is a consent of the type referenced in the definition of Permitted Securitization under the Credit Agreement, as amended hereby.

Section 3.      Amendment to the Credit Agreement. The definition of “Permitted Securitization” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Securitization” means, unless otherwise consented to by the Administrative Agent and the Required Lenders, any receivables financing program providing for the sale (including in the form of a capital contribution) of accounts receivable and related rights and assets by the Borrower or its Restricted Subsidiaries to an SPC for cash (including in the form of a deferred purchase price represented by subordinated Indebtedness) or equity capital in transactions purporting to be sales (and treated as sales for GAAP purposes), which SPC shall finance the purchase of such assets by the sale, transfer, conveyance, lien or pledge of such assets to one or more limited purpose financing companies, special purpose entities and/or other financial institutions.

Section 4.     Conditions Precedent. This Consent shall become effective upon the date on which the Administrative Agent shall have received counterparts to this Consent duly executed and delivered by the Credit Parties (including, for the avoidance of doubt, the Borrower), the Administrative Agent and Lenders constituting the Required Lenders (the date on which such condition precedent is satisfied, the “Effective Date”).

Section 5.       Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent that, as of the date hereof:

(a)      this Consent is within the Credit Parties’ corporate or limited liability company or other organizational (or constitutional) powers and have been duly authorized by all necessary corporate and, if required, stockholder or similar action. This Consent has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)      the execution, delivery and performance by each Credit Party of this Consent (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect or (ii) to the extent any such failure could not reasonably be expected to cause a Material Adverse Effect, (b) do not violate any applicable law or regulation or the charter, by-laws or other organizational (or constitutional) documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (c) do not violate or result in a default under (i) the Senior Note Documents or (ii) any other indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets, other than (in the case of such other indentures, agreements or instruments referred to in clause (ii)) such violations or defaults which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, other than Permitted Liens.

(c)     At the time of and immediately after effectiveness of this Consent, no Default or Event of Default shall have occurred and be continuing.

Section 6.       Receivables Facility. The Borrower represents and warrants, and covenants, to the Administrative Agent that:

(a)      the Receivables Facility is permitted by Section 6.03(x) of the Credit Agreement; and

(b)      commencing on the date 90 days from the date hereof, the Deposit Accounts listed on Schedule A hereto shall only include, assets (including cash) that are part of, and subject to, the Receivables Facility (other than amounts funded into the Deposit Accounts in error so long as such amounts remain in the Deposit Accounts for no more than three Business Days after the date the Borrower identifies the applicable deposit as erroneous).

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Section 7.      Reaffirmation; Reference to and Effect on the Credit Documents.

(a)      From and after the Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Consent” or words of like import and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Consent. This Consent is a Credit Document.

(b)     The Credit Documents, and the obligations of the Borrower and the Guarantors under the Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)      The Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Credit Documents, (iii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under the Guarantee and Collateral Agreement and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

(d)     Except as expressly set forth herein with respect to the Specified Consent, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the other Credit Documents. This Consent shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Credit Parties that would require a waiver or consent of any of the Lenders or the Administrative Agent. This Consent shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or the other Credit Documents or a novation of the Credit Agreement or any other Credit Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Consent or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Credit Documents.

(e)      In the event of any conflict between the terms of this Consent and the terms of the Credit Agreement or the other Credit Documents, the terms hereof shall control.

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Section 8.      Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)      This Consent shall be construed in accordance with and governed by the law of the State of New York.

(b)      EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

Section 9.      Amendments; Headings; Severability. This Consent may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the other Credit Parties and the Administrative Agent. The Section headings used herein are for convenience of reference only, are not part of this Consent and are not to affect the construction of, or to be taken into consideration in interpreting this Consent. Any provision of this Consent held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.    Execution in Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 11.     Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

[Signatures Begin Next Page.]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	DELUXE CORPORATION

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Senior Vice President, Chief Financial Officer

GUARANTORS:	CHECKSBYDELUXE. COM, LLC

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

DATAMYX LLC

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

DIRECT CHECKS UNLIMITED SALES, INC.

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

DELUXE BUSINESS OPERATIONS, INC.

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President

DELUXE ENTERPRISE OPERATIONS, LLC

	By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President

[Signature Page - Consent]

DELUXE FINANCIAL SERVICES, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

DELUXE MANUFACTURING OPERATIONS

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

DELUXE SMALL BUSINESS SALES, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President

FIRST MANHATTAN CONSULTING GROUP, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

MYCORPORATION BUSINESS SERVICES, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

PAYCE, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President & Treasurer

REMITCO LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

[Signature Page - Consent]

SAFEGUARD ACQUISITIONS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

SAFEGUARD BUSINESS SYSTEMS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

SAFEGUARD FRANCHISE SALES, INC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

SAFEGUARD FRANCHISE SYSTEMS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

SAFEGUARD HOLDINGS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

WAUSAU FINANCIAL SYSTEMS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President, Vice President & Treasurer

FAPS HOLDINGS, INC.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President, Vice President & Treasurer

[Signature Page - Consent]

QUICK PROCESSING, L.L.C.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

FINANCIAL TRANSACTIONS, L.L.C.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

FIRST AMERICAN PAYMENT SYSTEMS, L.P.

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: President, Vice President & Treasurer

THINK POINT FINANCIAL, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

GOVOLUTION, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

ELIOT MANAGEMENT GROUP, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

ACCELERATED CARD COMPANY, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

[Signature Page - Consent]

GOEMERCHANT, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

1STPAYGATEWAY, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

FITECH PAYMENTS, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

IATS, LLC

By:	/s/ William C. Zint IV
Name: William C. Zint IV
Title: Vice President & Treasurer

[Signature Page - Consent]

ADMINISTRATIVE AGENT

AND LENDER

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Richard Barritt
Name: Richard Barritt
Title: Executive Director

[Signature Page - Consent]

LENDER

ASSOCIATED BANK, as a Lender

By:	/s/ Peter Bridston
Name: Peter Bridston
Title: Senior Vice President

[Signature Page - Consent]

LENDER

Bank of America, N.A., as a Lender

By:	/s/ John Kim
Name: John Kim
Title: Senior Vice President

[Signature Page - Consent]

LENDER

BMO Bank, N.A., as a Lender

By:	/s/ Lynne Nystuen
Name: Lynne Nystuen
Title: Vice President

[Signature Page - Consent]

LENDER

Citizens Bank N.A., as a Lender

By:	/s/ Arianna DeMarco
Name: Arianna DeMarco
Title: Vice President

[Signature Page - Consent]

LENDER

City National Bank, as a Lender

By:	/s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

[Signature Page - Consent]

LENDER

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Cortese
Name: Michael Cortese
Title: Vice President

[Signature Page - Consent]

LENDER

FLUSHING BANK, as a Lender

By:	/s/ Jacqueline Yu
Name: Jacqueline Yu
Title: Vice President

[Signature Page - Consent]

LENDER

KeyBank, National Association, as a Lender

By:	/s/ Amra Rausche
Name: Amra Rausche
Title: Senior Vice President

[Signature Page - Consent]

LENDER

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page - Consent]

LENDER

M&T Bank, as a Lender

By:	/s/ Brooks W. Thropp
Name: Brooks W. Thropp
Title: Director

[Signature Page - Consent]

LENDER

MUFG Bank, Ltd., as a Lender

By:	/s/ Samantha Schumacher
Name: Samantha Schumacher
Title: Authorized Signatory

[Signature Page - Consent]

LENDER

The Northern Trust Company, as a Lender

By:	/s/ Jack Stibich
Name: Jack Stibich
Title: Second Vice President

[Signature Page - Consent]

LENDER

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ana Gaytan
Name: Ana Gaytan
Title: Assistant Vice President

[Signature Page - Consent]

LENDER

Regions Bank, as a Lender

By:	/s/ Alexander Karwowski
Name: Alexander Karwowski
Title: Director, Credit Products

[Signature Page - Consent]

LENDER

TRUIST BANK, as a Lender

By:	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

[Signature Page - Consent]

LENDER

U.S. Bank National Association, as a Lender and Issuing Bank

By:	/s/ Tyrone Parker
Name: Tyrone Parker
Title: Vice President

[Signature Page - Consent]

LENDER

Wells Fargo Bank, National Association, as a Lender

By:	/s/ William Mason
Name: William Mason
Title: Vice President

[Signature Page - Consent]

Schedule A
Specified Collateral